    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 1, 2001



                           REGISTRATION NO. 333-53470


                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-4


             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                            SEVEN SEAS PETROLEUM INC.

             (Exact name of registrant as specified in its charter)


         YUKON TERRITORY                        1311                            73-1468669
(State or other jurisdiction of     (Primary Standard Industrial     (I.R.S. Employer Identification
 incorporation or organization)      Classification Code Number)                  Number)

                           5555 SAN FELIPE, SUITE 1700
                              HOUSTON, TEXAS 77056
                                 (713) 622-8218

              (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)


                                  LARRY R. RAY
                            EXECUTIVE VICE PRESIDENT
                            SEVEN SEAS PETROLEUM INC.
                           5555 SAN FELIPE, SUITE 1700
                              HOUSTON, TEXAS 77056

                                 (713) 622-8218
                (Name, address, including zip code, and telephone
               number, including area code, of agent for service)

                                    Copy to:


                              JERRY A. WARREN, ESQ.
                    MCAFEE & TAFT A PROFESSIONAL CORPORATION
                       TENTH FLOOR, TWO LEADERSHIP SQUARE
                               211 NORTH ROBINSON
                       OKLAHOMA CITY, OKLAHOMA 73102-7103
                                 (405) 235-9621


APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after this post-effective amendment to the Registration Statement becomes effective and all other conditions to the continuation of Seven Seas Petroleum Inc. as a Cayman Islands exempted company named "Seven Seas Petroleum Inc." have been satisfied.


If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. [ ]

If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]


If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier registration statement for the same offering. [ ]





                                EXPLANATORY NOTE

The purpose of this Post-Effective Amendment No. 1 to the Registration Statement is to amend Part II, Item-21(a) to include Exhibits Numbered 10(BB), 10(CC), 10(DD) and 99(B). These Exhibits contain agreements, and a discussion thereof, signed with Registrant's association contract partners that resolve disputes concerning the partners' participation in the 36-mile Guaduas - La Dorada pipeline and related production facilities and their participation in the subthrust exploration well.

                                     PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 20. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

                  Section 7.02 of Seven Seas-Cayman's Articles of Association provides that: Subject to Cayman law, no director or officer of the company will be liable (i) for the acts, receipts, neglects or defaults of any other director or officer or employee, or (ii) for the joining in any receipt or act for conformity, or (iii) for any loss or damage or expense happening to the company through the insufficiency or deficiency of title to any property acquired by the company or for or on behalf of the company or for the insufficiency or deficiency of any security in or upon which any of the money of or belonging to the company shall be placed or invested, or (iv) for any loss or damage arising from the bankruptcy, insolvency or tortious act of any person, firm or corporation including any person, firm or corporation with whom or with which any moneys, securities or effects shall be lodged or deposited, or (v) for any loss, conversion, misapplication or misappropriation of or any damage resulting from any dealing with any moneys, securities or other assets of or belonging to the company or (vi) for any other loss, damage or misfortune whatsoever which may happen in the execution of the duties of his respective office or trust or in relation thereto UNLESS the same shall happen by or through his failure to exercise the powers and to discharge the duties of his office honestly and in good faith with a view to the best interest of the company and to exercise the care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances.


                  Section 7.03 of the Articles provides that: Subject to Cayman law, the company will indemnify a director or officer, a former director or officer, and a person who acts or acted at the company's request as a director or officer of a body corporate of which the company is or was a shareholder or creditor, and his heirs and legal representatives, against all costs, charges and expenses, including any amount paid to settle an action or satisfy a judgment, reasonably incurred by him in respect of any civil, criminal or administrative action or proceeding to which he is made a party by reason of being or having been a director or officer of the company or such body corporate, if:

                  (a) he acted honestly and in good faith with a view to the best interests of the Company; and

                  (b) in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty, he had reasonable grounds for believing his conduct was lawful.


                  The rights and authority conferred by the sections referenced above are not exclusive of any other right that any person has or hereafter acquires under any law, provision of Seven Seas-Cayman's Articles of Association or Memorandum of Association, agreement, vote of members of Seven Seas-Cayman or of the board of directors of Seven Seas-Cayman or otherwise.


                  Seven Seas-Yukon also has directors and officers liability insurance that would indemnify its directors and officers against damages arising out of certain kinds of claims that might be made against them based on their negligent acts or omissions while acting in their capacity as such. Seven Seas-Cayman is expected to continue to maintain this insurance.

ITEM 21. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES.

      (a) Exhibits.



           EXHIBIT
           NUMBER                                           DESCRIPTION

          (3)       Articles of Incorporation and By-laws

              (A) The Amalgamation Agreement effective June 29, 1995 by and between Seven Seas Petroleum Inc., a British Colombia corporation, and Rusty Lake Resources Ltd., incorporated by reference to Exhibit 3(A) in Registration on Form 10 filed
                    April 30, 1997 (File No. 000-22483)

              (B)   Certificate of Continuance and Articles of Continuance into
                    Yukon Territory, incorporated by reference to Exhibit 3(B) in Registration on Form 10 filed April 30, 1997 (File No.
                    000-22483)

              (C) By-Laws, incorporated by reference to Exhibit 3(C) in Registration on Form 10 filed April 30, 1997 (File No.
                    000-22483)

              (D)   Form of Memorandum of Association of Seven Seas Petroleum
                    Inc., a Cayman Islands exempted company (included as Annex A to the information circular/prospectus that constitutes part of this registration statement)

              (E)   Form of Articles of Association of Seven Seas Petroleum
                    Inc., a Cayman Islands exempted company (included as Annex B to the information circular/prospectus that constitutes part of this registration statement)

          (4) Instruments defining the rights of security holders, including indentures

              (A) Excerpts from Articles of Continuance, incorporated by reference to Exhibit 4(A) in Registration on Form 10 filed
                    April 30, 1997 (File No. 000-22483)

              (B)   Excerpts from By-Laws, incorporated by reference to Exhibit
                    4(B) in Registration on Form 10 filed April 30, 1997 (File
                    No. 000-22483)

              (C)   Specimen Stock Certificate incorporated by reference to
                    Exhibit 4(C) in Registration on Form 10 filed April 30, 1997
                    (File No. 000-22483)

              (D)   Indenture dated as of May 7, 1998 between Seven Seas
                    Petroleum Inc., a Yukon Territory, Canada corporation, and
                    The Bank of Nova Scotia Trust Company of New York, as
                    Trustee, incorporated by reference to Exhibit 4(A) in Registration on Form S-4 filed on July 2, 1998 (File No.
                    333-58499)

              (E)   Registration Rights Agreement dated as of May 7, 1998 among
                    Seven Seas Petroleum Inc., a Yukon Territory, Canada corporation, and the Initial Purchasers, incorporated by reference to Exhibit 4(B) in Registration on Form S-4 filed on July 2, 1998 (File No. 333-58499)

              (F)   Collateral Pledge and Security Agreement dated as of May 7,
                    1998 between Seven Seas Petroleum Inc., a Yukon Territory,
                    Canada corporation, and The Bank of Nova Scotia Trust
                    Company of New York, as Trustee, incorporated by reference to Exhibit 4(C) in Registration on Form S-4 filed on July 2,
                    1998 (File No. 333-58499)

          (5)       Opinion re Legality

              (A)   Opinion of Walkers, Attorneys-at-Law

              (B)   Opinion of Gamba, Barrera, Arriaga y Asociados

          (8)       Opinion re Tax Matters

              (A)   Opinion of Walkers, Attorneys-at-Law, contained in Exhibit
                    5(A)

              (B)   Opinion of McMillan Binch

              (C)   Opinion of McAfee & Taft A Professional Corporation

          (10)      Material Contracts

              (A)   Letter Agreement dated August 14, 1995 by and between Seven
                    Seas Petroleum Inc., a Yukon Territory, Canada corporation, and GHK Company Columbia, as amended by letter agreement dated November 30, 1995, incorporated by reference to
                    Exhibit 10(A) in Registration on Form 10 filed April 30,
                    1997 (File No. 000-22483)

              (B)   The Association Contract by and between Ecopetrol and GHK
                    Company Colombia and Petrolinson, S.A. relating to the Dindal block, as amended, incorporated by reference to
                    Exhibit 10(B) in Registration on Form 10 filed April 30,
                    1997 (File No. 000-22483)

              (C)   The Association Contract by and between Ecopetrol and GHK
                    Company Colombia relating to the Rio Seco block, incorporated by reference to Exhibit 10(C) in Registration on Form 10 filed April 30, 1997 (File No. 000-22483)

              (D) Joint Operating Agreement dated as of August 1, 1994 by and between GHK Company Colombia and the holder of interests in the Dindal block, incorporated by reference to Exhibit 10(D) in Registration on Form 10 filed April 30, 1997 (File No.
                    000-22483)

              (E) The GHK Company Colombia Share Purchase Agreement dated as of July 26, 1996 by and between Robert A. Hefner III, Seven
                    Seas Petroleum Colombia Inc. and Seven Seas Petroleum Inc., a Yukon Territory, Canada corporation, incorporated by reference to Exhibit 10(E) in Registration on Form 10 filed
                    April 30, 1997 (File No. 000-22483)

              (F) The Cimarrona Purchase Agreement dated as of July 26, 1996 by and between the members of Cimarrona Limited Liability
                    Company, Seven Seas Petroleum Inc., a Yukon Territory,
                    Canada corporation, Seven Seas Petroleum Colombia Inc., and
                    Robert A. Hefner III, incorporated by reference to Exhibit
                    10(F) in Registration on Form 10 filed April 30, 1997 (File
                    No. 000-22483)

              (G)   The Esmeralda L.L.C. Purchase Agreement dated as of July 26,
                    1996 by and between the members of Esmeralda Limited
                    Liability Company, Robert A. Hefner III, Seven Seas
                    Petroleum Inc., a Yukon Territory, Canada corporation, Seven
                    Seas Petroleum Holdings, Inc. and Seven Seas Petroleum
                    Colombia Inc., incorporated by reference to Exhibit 10(G) in Registration on Form 10 filed April 30, 1997 (File No.
                    000-22483)

              (H)   Management Services Agreement by and among GHK Company
                    Colombia, Seven Seas Petroleum Inc., a Yukon Territory,
                    Canada corporation, and The GHK Company L.L.C., incorporated by reference to Exhibit 10(J) in Registration on Form 10 filed April 30, 1997 (File No. 000-22483)

              (I)   Amended 1996 Stock Option Plan, incorporated by reference to
                    Exhibit 10(M) in Registration on Form 10 filed April 30,
                    1997 (File No. 000-22483)

              (J) Form of Incentive Stock Option Agreement, incorporated by reference to Exhibit 10(N) in Registration on Form 10 filed
                    April 30, 1997 (File No. 000-22483)

              (K) Form of Directors' Stock Option Agreement, incorporated by reference to Exhibit 10(O) in Registration on Form 10 filed
                    April 30, 1997 (File No. 000-22483)


              (L)   Form of Agreement between Seven Seas Petroleum Inc., a Yukon
                    Territory, Canada corporation, and each of Messrs. Stephens, Dorrier and DeCort relating to a change of control, incorporated by reference to Exhibit 10(Q) in Registration on Form 10 filed April 30, 1997 (File No. 000-22483)

              (M)   Form of Employment Agreement between Seven Seas Petroleum
                    Inc., a Yukon Territory, Canada corporation, and Larry A.
                    Ray, incorporated by reference to Exhibit 10(R) in Registration on Amendment No. 1 to Form 10, filed September
                    15, 1997 (File No. 000-22483)

              (N)   Settlement Agreement between Seven Seas Petroleum Inc., a
                    Yukon Territory, Canada corporation, and Mr. Whitehead dated
                    May 20, 1997, incorporated by reference to Exhibit 10(S) in Registration on Amendment No. 1 to Form 10, filed September
                    15, 1997 (File No.000-22483)

              (O)   Petrolinson S.A. Share Purchase Agreement dated February 14,
                    1997, between Hazel Ventures LTD., Seven Seas Petroleum
                    Colombia Inc. and Seven Seas Petroleum Inc., a Yukon
                    Territory, Canada corporation, incorporated by reference to
                    Exhibit 10(T) in Registration on Amendment No. 1 to Form 10, filed September 15, 1997 (File No. 000-22483)

              (P)   1997 Stock Option Plan, incorporated by reference to Exhibit
                    10(BB) in Registration on Amendment No. 1 to Form 10 filed
                    September 15, 1997 (File No. 000-22483)

              (Q)   The Association Contract by and between Ecopetrol and Seven
                    Seas Petroleum Colombia relating to the Rosablanca block, incorporated by reference to Exhibit 10(B) on Form 10-K for the year ended December 31, 1997 (File No. 001-13771)

              (R)   The Association Contract by and between Ecopetrol and Seven
                    Seas Petroleum Colombia relating to the Montecristo block, incorporated by reference to Exhibit 10(C) on Form 10-K for the year ended December 31, 1997 (File No. 001-13771)

              (S)   Form of Employment Agreement between Seven Seas Petroleum
                    Inc., a Yukon Territory, Canada corporation and Sir Mark
                    Thomson Bt, incorporated by reference to Exhibit 10(V) on Form 10-K for the year ended December 31, 1999 (File No.
                    001-13771)

              (T) Severance Agreement with Herbert C. Williamson III, incorporated by reference to Exhibit 10(W) on Form 10-K for the year ended December 31, 1999 (File No. 001-13771)

              (U) Severance Agreement with William W. Daily, incorporated by reference to Exhibit 10(X) on Form 10-K for the year ended
                    December 31, 1999 (File No. 001-13771)

              (V)   Memorandum of Understanding with Empresa Colombiana de
                    Petroleos, incorporated by reference to Exhibit 10(Y) on Form 10-K for the year ended December 31, 1999 (File No.
                    001-13771)

              (W)   Global Operating License

              (X)   Loan Agreement between Seven Seas Petroleum, Inc., a Yukon
                    Territory, Canada corporation, and Stillwater National Bank and Trust Company, N.A., dated December 20, 2000, and related Guaranty Agreement and Guarantor Security Agreement

              (Y)   Promissory Note dated December 20, 2000 from Seven Seas
                    Petroleum Inc., a Yukon Territory, Canada corporation, and
                    Stillwater National Bank and Trust Company, N.A.

              (Z) Stock Pledge Agreement by Seven Seas Petroleum Corporation, a Yukon Territory, Canada corporation, Seven Seas Petroleum
                    Holdings Inc., a Cayman Island corporation, and Seven Seas
                    Petroleum Columbia Inc., a Cayman Islands corporation, in favor of Stillwater National Bank and Trust Company, N.A.

             (AA)   Construction Contract dated December 27, 2000 between Seven
                    Seas Petroleum Corporation Inc., a Yukon Territory, Canada corporation, and Cosacol Ltd.

             (BB)   Exploration Agreement dated January 25, 2001, between
                    GHK Company Colombia, Seven Seas Petroleum Colombia, Inc.
                    and Petrolinson S.A. and Sociedad Internacional Petrolera S.A.
                    Cimarrona, L.L.C., incorporated by reference to Exhibit 10(a) on Form 8-K dated January 31, 2001

             (CC)   La Dorada Pipeline and Guaduas Field Production Facilities
                    Agreement dated January 25, 2001, between GHK Company Colombia,
                    Sociedad Internacional Petrolera S.A., Cimarrona, L.L.C.,
                    Seven Seas Petroleum Colombia, Inc. and Petrolinson S.A.,
                    incorporated by reference to Exhibit 10(a) on Form 8-K dated
                    January 31, 2001

             (DD)   Amendments to Operating Agreement dated January 25, 2001,
                    between GHK Company Colombia, Sociedad Internacional
                    Petrolera S.A., Cimarrona, L.L.C., Seven Seas Petroleum
                    Colombia, Inc. and Petrolinson S.A., incorporated by
                    reference to Exhibit 10(a) on Form 8-K dated January 31,
                    2001


       (21)      Subsidiaries

              (A)   Subsidiaries of Seven Seas Petroleum Inc., a Yukon
                    Territory, Canada corporation

          (23)      Consent of experts and counsel

              (A)   Consent of Arthur Andersen LLP

              (B)   Consent of Ryder Scott Company Petroleum Engineers

              (C)   Consent of Walkers, Attorneys-at-Law

              (D)   Consent of McMillan Binch, contained in Exhibit 8(B)

              (E) Consent of McAfee & Taft A Professional Corporation, contained in Exhibit 8(C)

              (F)   Consent of Baker and McKenzie

              (G)   Consent of Gamba, Barrera, Arriaga y Asociados

          (24)      Power of Attorney (included in signature page)

          (99)      Other

             *(A)   Proxy card for use at Special meeting of Seven Seas
                    Petroleum Inc.

              (B)   Form 8-K dated January 31, 2001, incorporated by reference to
                    Form 8-K dated January 31, 2001



             * Filed herewith

        (b) Financial Statement Schedules.

All schedules are omitted because they are not applicable.


ITEM 22. UNDERTAKINGS

       (a)      The undersigned Registrant hereby undertakes:

                  (1) to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

                           (i) to include any prospectus required by Section
10(a)(3) of the Securities Act of 1933;

                           (ii) to reflect in the prospectus any facts or events
arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement; and

                           (iii) to include any material information with
respect to the plan of distribution not previously disclosed in this registration statement or any material change to such information in this registration statement;

                  (2) that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof;

                  (3) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

                  (4) that, for purposes of determining any liability under the Securities Act, each filing of the registrant's annual report pursuant to
Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof;

                  (5) that prior to any public re-offering of the securities registered hereunder through use of a prospectus which is a part of this registration statement, by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c), the issuer undertakes that such re-offering prospectus will contain the information called for by this Form S-4 with respect to re-offerings by persons who may be deemed underwriters, in addition to the information called for by the other Items of this Form S-4;

                  (6) that every prospectus (i) that is filed pursuant to paragraph (5) immediately preceding, or (ii) that purports to meet the requirements of Section 10(a)(3) of the Securities Act and is used in connection with an offering of securities subject to Rule 415, will be filed as a part of an amendment to this registration statement and will not be used until such amendment is effective, and that, for purposes of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof;

                  (7) insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue;

                  (8) to respond to requests for information that are incorporated by reference into the prospectus pursuant to Items 4, 10(b), 11 or 13 of Form S-4, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of the registration statement through the date of responding to the request; and

                  (9) to supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in this registration statement when it became effective.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended, Seven Seas Petroleum Inc. has duly caused this post-effective amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Houston, Texas, on January 31, 2001.

                                       Seven Seas Petroleum Inc.



                                       By: /s/ Larry A. Ray
                                           -------------------------------------
                                           Larry A. Ray
                                           President and Chief Operating Officer


     Pursuant to the requirements of the Securities Act of 1933, as amended, this post-effective amendment to Registration Statement has been signed by the following persons in the capacities indicated on January 31, 2001.


              Signature                            Title
              ---------                            -----

/s/ Robert A. Hefner, III*
--------------------------------
Robert A. Hefner, III              Chairman, Chief Executive Officer and
                                   Director
/s/ Larry A. Ray
--------------------------------   President, Chief Operating Officer,
Larry A. Ray                       Chief Financial Officer, Corporate
                                   Secretary and Director
/s/ Brian F. Egolf*
--------------------------------
Brian F. Egolf                     Director

/s/ Robert B. Panero*
--------------------------------
Robert B. Panero                   Director

/s/ Gary F. Fuller*
--------------------------------
Gary F. Fuller                     Director

/s/ Dr. James R. Schlesinger*
--------------------------------
Dr. James R. Schlesinger           Director

*By /s/ Larry A. Ray
    ---------------------------
    Larry A. Ray
    Attorney-in-Fact

                                INDEX TO EXHIBITS



EXHIBIT
NUMBER            DESCRIPTION
-------           -----------

(3)               Articles of Incorporation and By-laws

    (A) The Amalgamation Agreement effective June 29, 1995 by and between Seven Seas Petroleum Inc., a British Colombia corporation, and Rusty Lake Resources Ltd., incorporated by reference to Exhibit 3(A) in Registration on Form 10 filed
                  April 30, 1997 (File No. 000-22483)

    (B)           Certificate of Continuance and Articles of Continuance into
                  Yukon Territory, incorporated by reference to Exhibit 3(B) in Registration on Form 10 filed April 30, 1997 (File No.
                  000-22483)

    (C) By-Laws, incorporated by reference to Exhibit 3(C) in Registration on Form 10 filed April 30, 1997 (File No.
                  000-22483)

    (D)           Form of Memorandum of Association of Seven Seas Petroleum
                  Inc., a Cayman Islands exempted company (included as Annex A to the information circular/prospectus that constitutes part of this registration statement)

    (E) Form of Articles of Association of Seven Seas Petroleum Inc., a Cayman Islands exempted company (included as Annex B to the information circular/prospectus that constitutes part of this registration statement)

(4) Instruments defining the rights of security holders, including indentures

    (A) Excerpts from Articles of Continuance, incorporated by reference to Exhibit 4(A) in Registration on Form 10 filed
                  April 30, 1997 (File No. 000-22483)

    (B)           Excerpts from By-Laws, incorporated by reference to Exhibit
                  4(B) in Registration on Form 10 filed April 30, 1997 (File No.
                  000-22483)

    (C)           Specimen Stock Certificate incorporated by reference to
                  Exhibit 4(C) in Registration on Form 10 filed April 30, 1997
                  (File No. 000-22483)

    (D)           Indenture dated as of May 7, 1998 between Seven Seas Petroleum
                  Inc., a Yukon Territory, Canada corporation, and The Bank of
                  Nova Scotia Trust Company of New York, as Trustee, incorporated by reference to Exhibit 4(A) in Registration on Form S-4 filed on July 2, 1998 (File No. 333-58499)

    (E)           Registration Rights Agreement dated as of May 7, 1998 among
                  Seven Seas Petroleum Inc., a Yukon Territory, Canada corporation, and the Initial Purchasers, incorporated by reference to Exhibit 4(B) in Registration on Form S-4 filed on July 2, 1998 (File No. 333-58499)

    (F)           Collateral Pledge and Security Agreement dated as of May 7,
                  1998 between Seven Seas Petroleum Inc., a Yukon Territory,
                  Canada corporation, and The Bank of Nova Scotia Trust Company of New York, as Trustee, incorporated by reference to Exhibit
                  4(C) in Registration on Form S-4 filed on July 2, 1998 (File
                  No. 333-58499)

(5)               Opinion re Legality

    (A)           Opinion of Walkers, Attorneys-at-Law

    (B)           Opinion of Gamba, Barrera, Arriaga y Asociados

(8)               Opinion re Tax Matters

    (A)           Opinion of Walkers, Attorneys-at-Law, contained in Exhibit
                  5(A)

    (B)           Opinion of McMillan Binch

    (C)           Opinion of McAfee & Taft A Professional Corporation

(10)              Material Contracts

    (A)           Letter Agreement dated August 14, 1995 by and between Seven
                  Seas Petroleum Inc., a Yukon Territory, Canada corporation, and GHK Company Columbia, as amended by letter agreement dated
                  November 30, 1995, incorporated by reference to Exhibit 10(A) in Registration on Form 10 filed April 30, 1997 (File No.
                  000-22483)

    (B)           The Association Contract by and between Ecopetrol and GHK
                  Company Colombia and Petrolinson, S.A. relating to the Dindal block, as amended, incorporated by reference to Exhibit 10(B) in Registration on Form 10 filed April 30, 1997 (File No.
                  000-22483)

    (C)           The Association Contract by and between Ecopetrol and GHK
                  Company Colombia relating to the Rio Seco block, incorporated by reference to Exhibit 10(C) in Registration on Form 10 filed
                  April 30, 1997 (File No. 000-22483)

    (D) Joint Operating Agreement dated as of August 1, 1994 by and between GHK Company Colombia and the holder of interests in the Dindal block, incorporated by reference to Exhibit 10(D) in Registration on Form 10 filed April 30, 1997 (File No.
                  000-22483)

    (E)           The GHK Company Colombia Share Purchase Agreement dated as of
                  July 26, 1996 by and between Robert A. Hefner III, Seven Seas
                  Petroleum Colombia Inc. and Seven Seas Petroleum Inc., a Yukon
                  Territory, Canada corporation, incorporated by reference to
                  Exhibit 10(E) in Registration on Form 10 filed April 30, 1997
                  (File No. 000-22483)

    (F) The Cimarrona Purchase Agreement dated as of July 26, 1996 by and between the members of Cimarrona Limited Liability
                  Company, Seven Seas Petroleum Inc., a Yukon Territory, Canada corporation, Seven Seas Petroleum Colombia Inc., and Robert A.
                  Hefner III, incorporated by reference to Exhibit 10(F) in Registration on Form 10 filed April 30, 1997 (File No.
                  000-22483)

    (G)           The Esmeralda L.L.C. Purchase Agreement dated as of July 26,
                  1996 by and between the members of Esmeralda Limited Liability
                  Company, Robert A. Hefner III, Seven Seas Petroleum Inc., a
                  Yukon Territory, Canada corporation, Seven Seas Petroleum
                  Holdings, Inc. and Seven Seas Petroleum Colombia Inc., incorporated by reference to Exhibit 10(G) in Registration on Form 10 filed April 30, 1997 (File No. 000-22483)

    (H)           Management Services Agreement by and among GHK Company
                  Colombia, Seven Seas Petroleum Inc., a Yukon Territory, Canada corporation, and The GHK Company L.L.C., incorporated by reference to Exhibit 10(J) in Registration on Form 10 filed
                  April 30, 1997 (File No. 000-22483)

    (I)           Amended 1996 Stock Option Plan, incorporated by reference to
                  Exhibit 10(M) in Registration on Form 10 filed April 30, 1997
                  (File No. 000-22483)

    (J) Form of Incentive Stock Option Agreement, incorporated by reference to Exhibit 10(N) in Registration on Form 10 filed
                  April 30, 1997 (File No. 000-22483)

    (K) Form of Directors' Stock Option Agreement, incorporated by reference to Exhibit 10(O) in Registration on Form 10 filed
                  April 30, 1997 (File No. 000-22483)

    (L)           Form of Agreement between Seven Seas Petroleum Inc., a Yukon
                  Territory, Canada corporation, and each of Messrs. Stephens, Dorrier and DeCort relating to a change of control, incorporated by reference to Exhibit 10(Q) in Registration on Form 10 filed April 30, 1997 (File No. 000-22483)

    (M)           Form of Employment Agreement between Seven Seas Petroleum
                  Inc., a Yukon Territory, Canada corporation, and Larry A. Ray, incorporated by reference to Exhibit 10(R) in Registration on Amendment No. 1 to Form 10, filed September 15, 1997 (File No.
                  000-22483)

    (N)           Settlement Agreement between Seven Seas Petroleum Inc., a
                  Yukon Territory, Canada corporation, and Mr. Whitehead dated
                  May 20, 1997, incorporated by reference to Exhibit 10(S) in Registration on Amendment No. 1 to Form 10, filed September
                  15, 1997 (File No.000-22483)

    (O)           Petrolinson S.A. Share Purchase Agreement dated February 14,
                  1997, between Hazel Ventures LTD., Seven Seas Petroleum
                  Colombia Inc. and Seven Seas Petroleum Inc., a Yukon
                  Territory, Canada corporation, incorporated by reference to
                  Exhibit 10(T) in Registration on Amendment No. 1 to Form 10, filed September 15, 1997 (File No. 000-22483)

    (P)           1997 Stock Option Plan, incorporated by reference to Exhibit
                  10(BB) in Registration on Amendment No. 1 to Form 10 filed
                  September 15, 1997 (File No. 000-22483)

    (Q)           The Association Contract by and between Ecopetrol and Seven
                  Seas Petroleum Colombia relating to the Rosablanca block, incorporated by reference to Exhibit 10(B) on Form 10-K for the year ended December 31, 1997 (File No. 001-13771)

    (R)           The Association Contract by and between Ecopetrol and Seven
                  Seas Petroleum Colombia relating to the Montecristo block, incorporated by reference to Exhibit 10(C) on Form 10-K for the year ended December 31, 1997 (File No. 001-13771)

    (S)           Form of Employment Agreement between Seven Seas Petroleum
                  Inc., a Yukon Territory, Canada corporation and Sir Mark
                  Thomson Bt, incorporated by reference to Exhibit 10(V) on Form
                  10-K for the year ended December 31, 1999 (File No. 001-13771)

    (T) Severance Agreement with Herbert C. Williamson III, incorporated by reference to Exhibit 10(W) on Form 10-K for the year ended December 31, 1999 (File No. 001-13771)

    (U) Severance Agreement with William W. Daily, incorporated by reference to Exhibit 10(X) on Form 10-K for the year ended
                  December 31, 1999 (File No. 001-13771)

    (V)           Memorandum of Understanding with Empresa Colombiana de
                  Petroleos, incorporated by reference to Exhibit 10(Y) on Form
                  10-K for the year ended December 31, 1999 (File No. 001-13771)

    (W)           Global Operating License


    (X)           Loan Agreement between Seven Seas Petroleum, Inc., a Yukon
                  Territory, Canada corporation, and Stillwater National Bank and Trust Company, N.A., dated December 20, 2000, and related Guaranty Agreement and Guarantor Security Agreement

    (Y)           Promissory Note dated December 20, 2000 from Seven Seas
                  Petroleum Inc., a Yukon Territory, Canada corporation, and
                  Stillwater National Bank and Trust Company, N.A.

    (Z) Stock Pledge Agreement by Seven Seas Petroleum Corporation, a Yukon Territory, Canada corporation, Seven Seas Petroleum
                  Holdings Inc., a Cayman Island corporation, and Seven Seas
                  Petroleum Columbia Inc., a Cayman Islands corporation, in favor of Stillwater National Bank and Trust Company, N.A.

   (AA)           Construction Contract dated December 27, 2000 between Seven
                  Seas Petroleum Corporation Inc., a Yukon Territory, Canada corporation, and Cosacol Ltd.

   (BB)           Exploration Agreement dated January 25, 2001, between
                  GHK Company Colombia, Seven Seas Petroleum Colombia, Inc.
                  and Petrolinson S.A. and Sociedad Internacional Petrolera S.A.
                  Cimarrona, L.L.C., incorporated by reference to Exhibit 10(a) on Form 8-K dated January 31, 2001

   (CC)           La Dorada Pipeline and Guaduas Field Production Facilities
                  Agreement dated January 25, 2001, between GHK Company
                  Colombia, Sociedad Internacional Petrolera S.A., Cimarrona,
                  L.L.C., Seven Seas Petroleum Colombia, Inc. and Petrolinson
                  S.A., incorporated by reference to Exhibit 10(a) on Form 8-K dated January 31, 2001

   (DD) Amendments to Operating Agreement dated January 25, 2001, between GHK Company Colombia, Sociedad Internacional Petrolera
                  S.A., Cimarrona, L.L.C., Seven Seas Petroleum Colombia, Inc.
                  and Petrolinson S.A., incorporated by reference to Exhibit
                  10(a) on Form 8-K dated January 31, 2001

(21)              Subsidiaries

    (A)           Subsidiaries of Seven Seas Petroleum Inc., a Yukon Territory,
                  Canada corporation

(23)              Consent of experts and counsel

    (A)           Consent of Arthur Andersen LLP

    (B)           Consent of Ryder Scott Company Petroleum Engineers

    (C)           Consent of Walkers, Attorneys-at-Law

    (D)           Consent of McMillan Binch, contained in Exhibit 8(B)

    (E) Consent of McAfee & Taft A Professional Corporation, contained in Exhibit 8(C)

    (F)           Consent of Baker and McKenzie

    (G)           Consent of Gamba, Barrera, Arriaga y Asociados

(24)              Power of Attorney (included in signature page)

(99)              Other

    (A)           Proxy card for use at Special meeting of Seven Seas Petroleum
                  Inc.

    (B)           Form 8-K dated January 31, 2001, incorporated by reference to
                  Form 8-K dated January 31, 2001


================================================================================

                                  P R O X Y
                          SEVEN SEAS PETROLEUM INC.

                  ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS

                              February 28, 2001

              THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


         The undersigned hereby appoints Robert A. Hefner III and Larry A. Ray, or either of them, or, instead of either Mr. Hefner or Mr. Ray, ______________, with full power of substitution, proxies to represent and vote all shares of stock of Seven Seas Petroleum Inc. which the undersigned would be entitled to vote if personally present at Seven Seas' Annual and Special Meeting of Shareholders to be held on February 28, 2001, at 9:00 a.m., and at any adjournment thereof, as follows:


         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS:

1.   Election of       [ ] FOR election of all         [ ] WITHHOLD AUTHORITY to
     Directors.            nominees listed below           vote for all nominees

                           Robert A. Hefner III      Brian F. Egolf
                           R. Randolph Devering      Gary F. Fuller
                           Larry A. Ray              Robert B. Panero
                                                     Dr. James R. Schlesinger

     INSTRUCTION: To withhold authority to vote for an individual nominee, write the nominee's name below:

                  --------------------------------------------------------------
2. Approval of proposal to (i) change Seven Seas' place of domicile from the Yukon Territory to the Cayman Islands and (ii) making certain other changes related to the continuation as described in the accompanying Management Information Circular/Prospectus.

                  [ ] FOR         [ ] AGAINST         [ ] ABSTAIN

3.   Ratification of Arthur Andersen LLP as independent accountants for 2000.

                  [ ] FOR         [ ] AGAINST         [ ] ABSTAIN

4. In their discretion, upon any other matters that may properly come before the meeting or any adjournment thereof.


     Unless otherwise directed, this proxy will be voted for the nominees listed above and for each of the other items set forth above.





                                        ----------------------------------------


                                        ----------------------------------------
                                             Signature(s) of Shareholder(s)

                                        Date:                             , 2001
                                             -----------------------------



                                        IMPORTANT Please date this proxy and
                                        sign exactly as your name appears on
                                        your stock certificate(s). If stock is
                                        held jointly, signature should include
                                        both names. Executors, administrators,
                                        trustees, guardians and others signing
                                        in a representative capacity, please
                                        give your full titles. If the proxy is
                                        not dated in this space, it is deemed to bear the date on which it is mailed by the person making the solicitation.



                                        A shareholder has the right to appoint a person (who need not be a shareholder) other than the persons named above as the proxy of the shareholder and may exercise this right either by inserting that person's name in the blank space provided in this form of proxy and striking out the other names or by completing another form of proxy.


================================================================================